UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21306

Franklin Mutual Recovery Fund

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ  07078-2705

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end:   03/31

Date of reporting period:  12/31/13

Item 1. Schedule of Investments.

Franklin Mutual Recovery Fund

Statement of Investments, December 31, 2013 (unaudited)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 61.9%
Aerospace & Defense 1.1%
Huntington Ingalls Industries Inc.	United States	7,054	$634,931
Auto Components 1.3%
[a,b]International Automotive Components Group Brazil LLC	Brazil	185,241	36,088
[a,b,c] International Automotive Components Group North America, LLC	United States	1,263,310	714,806
			750,894
Capital Markets 0.0%†
[a]China Cinda Asset Management Co. Ltd., H	China	27,582	17,145
Chemicals 0.5%
Tronox Ltd., A	United States	11,869	273,818
Commercial Banks 2.2%
[d]CIT Group Inc.	United States	25,560	1,332,443
Diversified Financial Services 0.4%
Capmark Financial Group Inc.	United States	64,464	257,856
Electric Utilities 0.2%
Exelon Corp.	United States	5,280	144,619
Energy Equipment & Services 7.0%
[a]DeepOcean Group Holding BV	Netherlands	91,357	2,649,353
Fugro NV, IDR	Netherlands	11,100	661,336
Transocean Ltd.	United States	18,420	910,316
			4,221,005
Food & Staples Retailing 0.6%
CVS Caremark Corp.	United States	5,448	389,913
Insurance 6.4%
Delta Lloyd NV	Netherlands	32,015	794,421
Direct Line Insurance Group PLC	United Kingdom	220,742	912,172
[a,b]Imagine Group Holdings Ltd.	Bermuda	35,714	260,927
RSA Insurance Group PLC	United Kingdom	517,098	783,266
[a]Storebrand ASA	Norway	56,960	355,935
UNIQA Insurance Group AG	Austria	55,868	713,058
			3,819,779
Leisure Equipment & Products 0.5%
[a,b]Eastman Kodak Co.	United States	9,221	304,058
[a]Eastman Kodak Co., wts., 9/03/18	United States	405	7,906
[a]Eastman Kodak Co., wts., 9/03/18	United States	405	7,403
			319,367
Life Sciences Tools & Services 1.1%
[a]Life Technologies Corp.	United States	8,390	635,962
Machinery 1.1%
[a]CNH Industrial NV (EUR Traded)	Netherlands	131	1,493
[a]CNH Industrial NV, special voting (EUR Traded)	Netherlands	2,759	31,442
[a]CNH Industrial NV, special voting (USD Traded)	Netherlands	53,898	611,742
			644,677
Media 5.5%
CBS Corp., B	United States	7,480	476,775
[a]Nine Entertainment Co. Holdings Ltd.	Australia	196,432	345,430
Time Warner Cable Inc.	United States	4,155	563,002
[a]Tribune Co., A	United States	15,492	1,199,081

Quarterly Statement of Investments | See Notes to Statement of Investments.

Franklin Mutual Recovery Fund
Statement of Investments, December 31, 2013 (unaudited) (continued)
[a]Tribune Co., B	United States	9,499	732,373
			3,316,661
Metals & Mining 3.5%
Freeport-McMoRan Copper & Gold Inc., B	United States	33,397	1,260,403
[a]ThyssenKrupp AG	Germany	34,700	844,341
			2,104,744
Multiline Retail 1.3%
Kohl's Corp.	United States	13,790	782,582
Office Electronics 2.2%
[d,e]Xerox Corp.	United States	106,961	1,301,715
Oil, Gas & Consumable Fuels 8.4%
BP PLC	United Kingdom	193,410	1,563,386
[a]Cairn Energy PLC	United Kingdom	197,590	882,920
Royal Dutch Shell PLC, A	United Kingdom	4,357	155,250
Talisman Energy Inc. (CAD Traded)	Canada	4,602	53,509
Talisman Energy Inc. (USD Traded)	Canada	63,953	745,053
[a]WPX Energy Inc.	United States	79,648	1,623,226
			5,023,344
Paper & Forest Products 0.4%
[a,c]NewPage Holdings Inc.	United States	2,892	260,280
Personal Products 0.9%
Avon Products Inc.	United States	30,121	518,684
Pharmaceuticals 1.5%
[a]Hospira Inc.	United States	14,770	609,706
Teva Pharmaceutical Industries Ltd., ADR	Israel	7,278	291,702
			901,408
Real Estate Investment Trusts (REITs) 1.6%
Spirit Realty Capital Inc.	United States	96,649	950,060
Real Estate Management & Development 1.5%
Brookfield Office Properties Inc.	United States	45,502	875,913
Road & Rail 1.9%
FirstGroup PLC	United Kingdom	563,890	1,154,576
Semiconductors & Semiconductor Equipment 1.4%
[a]ON Semiconductor Corp.	United States	55,120	454,189
[a]Spansion Inc., A	United States	26,187	363,737
			817,926
Software 3.6%
[a]Check Point Software Technologies Ltd.	Israel	18,595	1,199,749
Symantec Corp.	United States	40,087	945,252
			2,145,001
Tobacco 1.0%
Lorillard Inc.	United States	12,324	624,580
Wireless Telecommunication Services 4.8%
[a]T-Mobile U.S. Inc.	United States	8,342	280,625
Vodafone Group PLC	United Kingdom	658,260	2,584,148
			2,864,773
Total Common Stocks and Other Equity Interests (Cost $30,610,533)			37,084,656
Preferred Stocks (Cost $353,380) 1.1%
Automobiles 1.1%
Porsche Automobil Holding SE, pfd.	Germany	6,053	629,938
		Principal Amount*
Corporate Bonds, Notes and Senior Floating Rate Interests 21.8%
[f]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	1,276,000	1,330,230

Franklin Mutual Recovery Fund

Statement of Investments, December 31, 2013 (unaudited) (continued)
Avaya Inc.,
[f] senior note, 144A, 10.50%, 3/01/21	United States	212,000		205,640
[f] senior secured note, 144A, 7.00%, 4/01/19	United States	149,000		146,765
[g] Tranche B-3 Term Loan, 4.736%, 10/26/17	United States	226,202		221,207
[g] Tranche B-5 Term Loan, 8.00%, 3/31/18	United States	54,523		55,307
[g]Caesars Entertainment Operating Co. Inc., Senior Tranche Term Loan, first lien,
1/28/18,
B5, 4.488%	United States	164,000		154,843
B6, 5.488%	United States	784,000		750,127
CDW LLC/Finance Corp., senior sub. note, 12.535%, 10/12/17	United States	179,000		187,950
Clear Channel Communications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	510,000		522,750
[g] Tranche B Term Loan, 3.819%, 1/29/16	United States	18,080		17,562
[g] Tranche C Term Loan, 3.819%, 1/29/16	United States	3,869		3,713
[g] Tranche D Term Loan, 6.919%, 1/30/19	United States	1,272,694		1,218,605
[g] Tranche E Term Loan, 7.669%, 7/30/19	United States	408,909		403,797
[g]Eastman Kodak Co.,
First Lien Term Loan, 7.25%, 9/03/19	United States	153,230		152,865
Second Lien Term Loan, 10.75%, 9/03/20	United States	410,000		413,075
[g]The Great Atlantic & Pacific Tea Co. Inc., senior secured, First Lien Exit Term Loan,
11.00%, 3/13/17	United States	384,431		398,848
[g]JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	526,370		515,038
[g,h]KIK Custom Products Inc., Second Lien Term Loan, 9.50%, 11/17/19	United States	660,000		658,763
[g]Moxie Liberty LLC, Construction B-1 Term Loan, 7.50%, 8/21/20	United States	448,000		458,080
[g,h]Moxie Patriot LLC, Construction B-1 Term Loan, 6.75%, 12/18/20	United States	252,000		258,300
NGPL PipeCo LLC,
[f] secured note, 144A, 7.119%, 12/15/17	United States	234,000		212,940
[f,i] senior secured note, 144A, 9.625%, 6/01/19	United States	348,000		341,910
[g] Term Loan B, 6.75%, 9/15/17	United States	20,760		19,417
Sorenson Communications Inc.,
[g] First Lien Term Loan, 9.50%, 10/31/14	United States	755,293		767,920
[f] senior secured note, 144A, 10.50%, 2/01/15	United States	1,274,000		955,500
[g]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.668%, 10/10/17	United States	2,524,660		1,743,909
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings
Finance Inc.,
senior note, A, 10.25%, 11/01/15	United States	1,177,000		82,390
[f] senior secured note, 144A, 11.50%, 10/01/20	United States	941,000		696,340
[f]Wind Acquisition Finance SA, 144A, 11.75%, 7/15/17,
senior secured note	Italy	100,000		106,500
third lien	Italy	56,000	EUR	82,044
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $13,634,102)				13,082,335
Corporate Bonds and Notes in Reorganization 5.5%
[g,j] Cengage Learning Acquisitions Inc., FRN, 2.70%, 7/03/14	United States	468,351		367,656
[j]Nortel Networks Corp., cvt., senior note,
1.75%, 4/15/12	Canada	1,752,000		1,727,477
2.125%, 4/15/14	Canada	171,000		170,252
[j]Nortel Networks Ltd., senior note,
10.125%, 7/15/13	Canada	693,000		809,944
10.75%, 7/15/16	Canada	25,000		29,375
[j]Northern Telecom Ltd., 6.875%, 9/01/23	Canada	368,000		190,440
Total Corporate Bonds and Notes in Reorganization (Cost $3,000,108)				3,295,144
		Shares
Companies in Liquidation 4.2%
[a]Adelphia Recovery Trust	United States	11,280,134		22,560
[a,k]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,018,915		509
[a,b,c] CB FIM Coinvestors LLC	United States	1,439,821		—
[a,k,l] Century Communications Corp., Contingent Distribution	United States	2,826,000		—
[a,b]FIM Coinvestor Holdings I, LLC	United States	1,801,197		—
[a,f] KGen Power Corp., 144A	United States	141,643		77,904
[a,m] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	5,404,577		2,432,060
[a,k,l] NewPage Corp., Litigation Trust, Contingent Distribution	United States	723,000		—
[a,k,l] Tribune Litigation Trust, Contingent Distribution	United States	20,112		—

Franklin Mutual Recovery Fund

Statement of Investments, December 31, 2013 (unaudited) (continued)
[a,k,l] Tropicana Entertainment LLC, Contingent Distribution	United States	12,892,000		—
Total Companies in Liquidation (Cost $3,540,928)				2,533,033
	Counterparty	Notional Amount*
Options Purchased 0.4%
Payer Swaptions – Over-the-Counter
Interest Rate 0.1%
Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 3/14/17	MSCS	203,817,000	JPY	19,648
Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 3/16/17	MSCS	93,000,000	JPY	9,059
Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 6/15/17	MSCS	105,933,333	JPY	12,672
				41,379
Puts – Over-the-Counter
Currency Options 0.3%
JPY/USD, June Strike Price 90 JPY, Expires 6/15/17	BANT	35,280,000	JPY	56,525
JPY/USD, June Strike Price 95 JPY, Expires 6/15/17	BANT	47,853,400	JPY	56,900
JPY/USD, June Strike Price 100 JPY, Expires 6/15/17	BANT	63,308,000	JPY	54,200
				167,625
Total Options Purchased (Cost $200,899)				209,004
Total Investments before Short Term Investments (Cost $51,339,950)				56,834,110
	Country	Principal Amount*
Short Term Investments 3.9%
U.S. Government and Agency Securities (Cost $2,300,000) 3.8%

[n]U.S. Treasury Bills, 1/02/14	United States	2,300,000		2,300,000

Total Investments before Money Market Funds (Cost $53,639,950)				59,134,110
		Shares
Investments from Cash Collateral Received for Loaned Securities (Cost $53,530) 0.1%
Money Market Funds 0.1%
[o]BNY Mellon Overnight Government Fund, 0.017%	United States	53,530		53,530
Total Investments (Cost $53,693,480) 98.8%				59,187,640
Options Written (0.0)%†				(16,225)
Securities Sold Short (1.2)%				(710,723)
Other Assets, less Liabilities 2.4%				1,418,138
Net Assets 100.0%				$59,878,830
		Number of Contracts
Options Written (0.0)%†
Calls – Exchange-Traded
Office Electronics (0.0)%†
Xerox Corp., January Strike Price $11, Expires 1/18/14	United States	119		$(14,875)
Puts – Exchange-Traded
Pharmaceuticals (0.0)%†
Teva Pharmaceutical Industries Ltd., ADR, January Strike Price $37.50, Expires
1/18/14	Israel	50		(550)
Software (0.0)%†
Symantec Corp., January Strike Price $22, Expires 1/18/14	United States	100		(800)

				(1,350)

Total Options Written (Premiums Received $23,445)				$(16,225)
		Shares
Securities Sold Short (1.2)%
Common Stocks (Proceeds $495,467) (0.9)%
Diversified Telecommunication Services (0.9)%
Verizon Communications Inc.	United States	10,388		$(510,467)

Franklin Mutual Recovery Fund

Statement of Investments, December 31, 2013 (unaudited) (continued)
		Principal Amount*
Corporate Notes (Proceeds $189,174) (0.3)%
Texas Industries Inc., senior note, 9.25%, 8/15/20	United States	179,000	(200,256)
Total Securities Sold Short (Proceeds $684,641)			$(710,723)

† Rounds to less than 0.1% of net assets.
* The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
a Non-income producing.
b See Note 5 regarding restricted securities.
c At December 31, 2013, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
d Security or a portion of the security has been pledged as collateral for securities sold short and written options contracts. At December 31, 2013, the value of this security and/or cash pledged as collateral was $1,960,605 representing 3.27% of net assets.
e A portion or all of the security is held in connection with written option contracts open at period end.
f Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At
December 31, 2013, the aggregate value of these securities was $4,155,773, representing 6.94% of net assets.
g The coupon rate shown represents the rate at period end.
h A portion or all of the security is purchased on a when-issued or delayed delivery basis.
i A portion or all of the security is on loan at December 31, 2013.
j Defaulted security or security for which income has been deemed uncollectible.
k Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
l Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2013, the aggregate value of these securities was $-.
m Bankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
n The security is traded on a discount basis with no stated coupon rate.
o The rate shown is the annualized seven-day yield at period end.

Franklin Mutual Recovery Fund
Statement of Investments, December 31, 2013 (unaudited) (continued)

At December 31, 2013, the Fund had the follow ing forw ard exchange contracts outstanding. See Note 3.

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	BANT	Buy	12,022	$16,547	1/17/14	$-	$(10)
Euro	BONY	Buy	8,434	11,606	1/17/14	-	(6)
Euro	BBU	Buy	11,966	16,397	1/17/14	63	-
Euro	HSBC	Buy	50,980	69,973	1/17/14	158	(7)
Euro	SSBT	Buy	724,937	999,183	1/17/14	1,493	(3,533)
Euro	BANT	Sell	1,229,616	1,611,434	1/17/14	-	(79,889)
Euro	BONY	Sell	7,893	10,510	1/17/14	-	(347)
Euro	BBU	Sell	1,099,616	1,435,944	1/17/14	-	(76,565)
Euro	FBCO	Sell	504,748	682,889	1/17/14	-	(11,386)
Euro	HSBC	Sell	49,737	67,056	1/17/14	-	(1,357)
Euro	SCBT	Sell	43,823	58,934	1/17/14	-	(1,344)
Euro	SSBT	Sell	79,540	106,425	1/17/14	-	(2,982)
British Pound	BANT	Buy	434,390	710,851	2/19/14	8,211	-
British Pound	BBU	Buy	4,806	7,842	2/19/14	114	-
British Pound	HSBC	Buy	9,611	15,678	2/19/14	231	-
British Pound	SSBT	Buy	19,081	30,855	2/19/14	730	-
British Pound	BANT	Sell	2,027,839	3,199,802	2/19/14	-	(156,960)
British Pound	BONY	Sell	229,233	374,780	2/19/14	-	(4,678)
British Pound	BBU	Sell	693,942	1,078,802	2/19/14	-	(69,907)
British Pound	FBCO	Sell	1,194,633	1,862,135	2/19/14	-	(115,387)
British Pound	HSBC	Sell	26,736	43,136	2/19/14	-	(1,121)
British Pound	SSBT	Sell	44,100	68,501	2/19/14	-	(4,500)
Australian Dollar	HSBC	Buy	14,700	13,240	3/14/14	-	(181)
Australian Dollar	HSBC	Sell	12,700	11,307	3/14/14	24	-
Australian Dollar	SCBT	Sell	388,900	351,394	3/14/14	5,896	-
Euro	BANT	Sell	527,238	708,856	5/15/14	-	(16,386)
Euro	HSBC	Sell	24,312	32,783	5/19/14	-	(660)
Euro	SCBT	Sell	30,600	41,307	5/19/14	-	(785)
Norw egian Krone	BONY	Buy	87,500	14,238	5/21/14	113	-
Norw egian Krone	BANT	Sell	1,974,656	322,048	5/21/14	-	(1,829)
Unrealized appreciation (depreciation)						17,033	(549,820)
Net unrealized appreciation (depreciation)							$(532,787)

aMay be comprised of multiple contracts using the same currency and settlement date.

Franklin Mutual Recovery Fund

Statement of Investments, December 31, 2013 (unaudited) (continued)

ABBREVIATIONS

Counterparty

BANT	-	Bank of America N.A
BBU	-	Barclays Bank PLC
BONY	-	Bank of New York Mellon
FBCO	-	Credit Suisse Group AG
HSBC	-	HSBC Bank USA, N.A.
MSCS	-	Morgan Stanley Capital Services, LLC
SCBT	-	Standard Chartered Bank
SSBT	-	State Street Bank and Trust Co., N.A.

Currency

CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

Selected Portfolio

ADR	-	American Depositary Receipt
FRN	-	Floating Rate Note
IDR	-	International Depositary Receipt
LIBOR	-	London InterBank Offered Rate

Franklin Mutual Recovery Fund
Notes to Statement of Investments (unaudited)

1. ORGANIZATION

The Franklin Mutual Recovery Fund (Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end, continuously offered investment company.

2. FINANCIAL INSTRUMENT VALUATION

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

3. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

4. INCOME TAXES

At December 31, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$53,830,935

Unrealized appreciation	$8,842,591
Unrealized depreciation	(3,485,886)
Net unrealized appreciation (depreciation)	$5,356,705

5. RESTRICTED SECURITIES

At December 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the Securities Act of 1933 deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
1,439,821	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	$-	$-
9,221	[a] Eastman Kodak Co.	9/03/13	110,099	304,058
1,801,197	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	-	-
35,714	Imagine Group Holdings Ltd.	8/31/04	365,765	260,927
185,241	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	123,016	36,088
1,263,310	International Automotive Components Group North America, LLC	3/15/06 - 3/18/13	1,026,600	714,806
	Total Restricted Securities (Value is 2.20% of Net Assets)		$1,625,480	$1,315,879

a The Fund also invests in unrestricted securities or other investments in the issuer, valued at $581,249 as of December 31, 2013.

6. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$-	$-	$750,894		$750,894
Energy Equipment & Services	1,571,652	2,649,353	-		4,221,005
Insurance	3,558,852	-	260,927		3,819,779
Leisure Equipment & Products	15,309	-	304,058		319,367
Machinery	1,493	643,184	-		644,677
Media	2,584,288	732,373	-		3,316,661
Paper & Forest Products	-	260,280	-		260,280
All Other Equity Investments[b]	24,381,931	-	-		24,381,931
Corporate Bonds, Notes and Senior Floating Rate Interests	-	13,082,335	-		13,082,335
Corporate Bonds and Notes in Reorganization	-	3,295,144	-		3,295,144
Companies in Liquidation	22,560	2,510,473	-	c	2,533,033
Options Purchased	-	209,004	-		209,004
Short Term Investments	2,300,000	53,530	-		2,353,530
Total Investments in Securities	$34,436,085	$23,435,676	$1,315,879		$59,187,640

Forw ard Exchange Contracts	$-	$17,033	$-		$17,033

Liabilities:
Options Written	16,225	-	-		16,225
Securities Sold Short	510,467	200,256	-		710,723
Forw ard Exchange Contracts	-	549,820	-		549,820

aIncludes common and preferred stocks as w ell as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at December 31, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period. The reconciliation of assets for the nine months ended December 31, 2013, is as follows:

										Net Change in
										Unrealized
										Appreciation
	Balance at			Transfers	Transfers				Balance at	(Depreciation)
	Beginning of			Into	Out of	Cost Basis	Net Realized	Net Unrealized	End of	on Assets Held
	Period	Purchases	Sales	Level 3	Level 3[a]	Adjustments	Gain (Loss)	Gain (Loss)	Period	at Period End
Assets:
Investments in Securities:
Equity Investments:[b]
Auto Components	$480,751	$-	$-	$-	$-	$-	$-	$270,143	$750,894	$270,143
Insurance	316,069	-	-	-	-	-	-	(55,142)	260,927	(55,142)
Leisure Equipment & Products	-	110,099	-	-	-	-	-	193,959	304,058	193,959
Paper & Forest Products	285,151	-	-	-	(247,266)	-	-	(37,885)	-	-
Real Estate Management & Development	1,046,229	-	-	-	(1,041,989)	-	-	(4,240)	-	-
Total	$2,128,200	$110,099	$-	$-	$(1,289,255)	$-	$-	$366,835	$1,315,879	$408,960

[a]The investments w ere transferred out of Level 3 as a result of the removal of a significant unobservable valuation input and/or the availability of a broker quote.
[b]Includes common stocks as w ell as other equity investments.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 investments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2013, are as follows:

						Impact to
						Fair Value if
	Fair Value at					Input
Description	End of Period	Valuation Technique	Unobservable Inputs	Amount		Increases[a]
Assets:
Investments in Securities:
Equity Investments:
Auto Components
	$714,806	Market comparables	Discount for lack of marketability	15%		Decrease
			EV / EBITDA multiple	5.1	x	Increase[b]
Insurance
	260,927	Market comparables	Discount for lack of marketability	14%		Decrease[c]
			Price / book multiple	1.0	x	Increase
Leisure Equipment & Products
	304,058	Market comparables	Discount for lack of marketability	5%		Decrease[c]
All Other Investments[d]	36,088
Total	$1,315,879

a Represents the directional change in the fair value of the Level 3 investments that w ould result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input w ould have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

b Represents a significant impact to fair value and net assets.

c Represents a significant impact to fair value but not net assets.

d Includes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments w ith values derived using prior transaction prices or third party pricing information w ithout adjustment for w hich such inputs are also unobservable.

Abbreviations

EBITDA - Earnings before interest, taxes, depreciation and amortization
EV - Enterprise value

7. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the Statement of Investments and determined that no events have occurred that require disclosure.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

Item 2. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Quarterly Schedule of Portfolio Holdings on Form N-Q, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Quarterly Schedule of Portfolio Holdings on Form N-Q.

Item 3. Exhibits.

(a) Certification pursuant to Section 30a-2 under the Investment Company Act of 1940 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Mutual Recovery Fund

By    /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer –

      Finance and Administration

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer –

      Finance and Administration

Date: February 27, 2014

By    /s/ ROBERT G. KUBILIS

      Robert G. Kubilis

      Chief Financial Officer and

      Chief Accounting Officer

Date: February 27, 2014